UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

FIRST NORTHWEST BANCORP
(Exact name of registrant as specified in its charter)

Washington	001-36741	46-1259100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 West 8th Street, Port Angeles, Washington	98362
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (360) 457-0461

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	FNWB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)	The 2023 Annual Meeting of Shareholders of First Northwest Bancorp ("Company") was held on May 23, 2023 ("Annual Meeting").

(b)
There were a total of 9,674,055 shares of the Company's common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 8,251,651.72 shares of common stock were represented in person or by proxy; therefore, a quorum was present.

The results of the vote for the proposals presented at the Annual Meeting were as follows:

Proposal 1. Election of Directors. Shareholders elected the following nominees to the Board of Directors for a one-year term.

	FOR		WITHHELD		BROKER NON-VOTES
	Number of Votes	Percentage of shares voted[1]	Number of Votes	Percentage of shares voted[1]	Number of Votes
Sherilyn G. Anderson	6,988,400.62	98.24%	125,182.08	1.75%	1,138,029.00
Dana D. Behar	7,057,370.62	99.20%	56,252.08	0.79%	1,138,029.00
Craig A. Curtis	7,064,100.62	99.30%	49,522.08	0.69%	1,138,029.00
Matthew P. Deines	6,875,072.62	96.64%	238,550.08	3.35%	1,138,029.00
Cindy H. Finnie	7,028,617.62	98.80%	85,005.08	1.19%	1,138,029.00
Gabriel S. Galanda	7,020,500.62	98.69%	93,122.08	1.30%	1,138,029.00
Lynn A. Terwoerds	7,025,264.62	98.75%	88,358.08	1.24%	1,138,029.00
Norman J. Tonina, Jr.	6,950,260.62	97.70%	163,362.08	2.29%	1,138,029.00
Jennifer Zaccardo	5,585,722.62	78.52%	1,527,900.08	21.47%	1,138,029.00

Based on the voting results set forth above, all nominees were duly elected to serve as director for a one-year term expiring at the annual meeting of shareholders in 2024, each until their successors have been duly elected and qualified.

Proposal 2. Advisory (Non-Binding) Vote on Compensation of Named Executive Officers. Shareholders approved an advisory (non-binding) vote on the compensation of the Company's named executive officers as follows.

	Number of Votes	Percentage of shares voted[1]
For	6,078,366.70	85.44%
Against	726,059.01	10.20%
Abstain	309,197.00	4.34%
Broker Non-Vote	1,138,029.00	N/A

Proposal 3. Ratification of the Appointment of Independent Registered Public Accounting Firm. Shareholders ratified the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023 by the following vote:

	Number of Votes	Percentage of shares voted[1]
For	8,087,068.62	98.00%
Against	34,968.08	0.42%
Abstain	129,615.00	1.57%
Broker Non-Vote	N/A	N/A
________________________
[1]	Excludes Broker Non-Votes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NORTHWEST BANCORP

Date:	May 24, 2023	/s/Matthew P. Deines
Matthew P. Deines
President and Chief Executive Officer